
OPT
OCEAN POWER TECHNOLOGIES
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OCEAN POWER TECHNOLOGIE
Commercial Update

Forward Looking Statements

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OCEAN POWER TECHNOLOGIES

In addition to historical information, this presentation contains forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as "may", "will", "aim", "will likely result", "believe", "expect", "will continue", "anticipate", "estimate", "intend", "plan", "contemplate", "seek to", "future", "objective", "goal", "project", "should", "will pursue" and similar expressions or variations of such expressions. These forward-looking statements are based on assumptions made by management regarding future circumstances over which the company may have little or no control and involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. Some of these factors include, among others, the following: future financial performance; expected cash flow; ability to reduce costs and improve operational efficiencies; revenue growth and increased sales volume; success in key markets; competition; ability to enter into relationships with partners and other third parties; delivery and deployment of PowerBuoys® and other products and services; increasing the power output of PowerBuoys®; developing and deploying new products; hiring new key employees; expected costs of company products; and building customer relationships. Please refer to our most recent Forms 10-Q and 10-K and subsequent filings with the SEC for a further discussion of these risks and uncertainties. We disclaim any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this presentation.

Overview

- New Products
- Sales Pipeline
- Strategic Agreements
- Current Customer Projects
- Q&A

New Revenue Channels - hybrid PowerBuoy®

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Value proposition
- Quick & easy to deploy
- Ideal for low to no waves
- Low to no maintenance

- hy·brid: combined liquid fuel, solar, and lithium-ion batteries… state of the art autonomous power solution for low wave environments
- Reliable and economic continuous and peak power for both topside and subsea payloads
- Expected to deliver more than 1000 kilowatt-hour (kWh) of energy – with additional ~ 250 kWh solar option
- Uses commercially available fuel canisters for safe transportation and handling
- Quick and easy deployment using standard anchor; boat-shaped hull allows for tow-to-site
- **Prototype deployment planned for Fall 2019**

New Revenue Channels - Subsea Batteries

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OPT's entry into the subsea battery market provides a complementary product to the PB3 PowerBuoy® and builds on OPT's expertise in offshore energy storage systems.

- High performance and cost-efficient energy storage solution for remote offshore operations
- Nominal 100 kW-h energy storage
- High energy density solution using lithium-ion batteries within a skid-mounted pressure vessel
- **Prototype deployment planned for Early 2020**

Value proposition
- Cost-effective and quick delivery
- Fully compatible with PowerBuoy®
- Quick & easy deployment
- Reliable & rechargeable

Pipeline

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Current State of the Market

- Oil & Gas advancing projects with less personnel
- Eni project success leading to increased market interest / requests for quotations
- Increased interest in unmanned / autonomous solutions across all markets

Accelerating Toward Contracts

- Increased sales team footprint
- Streamlined bid preparation process
- Aggressive pricing
- Additional product offerings forthcoming

Opportunities - Market Breakdown



2%
5%
9%
11%
73%
Oil & Gas
Defense-Security
Science & Research
Communications
Other

Total pipeline: Over 80 opportunities in various stages

- ❑ 14 opportunities: either in proposal prep. or customer eval.
- ❑ Majority are developing / not yet proposed
- ❑ Potential value: $50+ million

Oil & Gas I Defense & Security I Science & Research I Communications

Sales Pipeline

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Notable Opportunities

Market	Existing or Potential Customer	Installation Location	Estimated Value ($ millions)	Application	Comments - Status
Science & Research					
	Major Renewables Developer	South Pacific	> 1.5	Monitoring / Ocean Data Collection	Permits being addressed
	Government Organization	Gulf of Mexico	> 0.5	Monitoring / Data Collection	Seriously considered for national marine sanctuary protection
	Major Equipment Manuf.	Eastern Asia	TBD	Monitoring / Volcanic Activity	Technical solution discussions on-going
Oil & Gas					
	O&G Operator	Global locations	> 1.5	AUV Charging / Platform Power	Multiple proposals submitted and under evaluation
	O&G Operator	North Sea	> 0.5	Decommissioning	Combined topside surveillance and subsea well monitoring
	Large O&G Operator	Gulf of Mexico	TBD	Decommissioning	Next phase after completion of feasibility study
	U.K. Customer	North Sea	< 1.0	Decommissioning	Surveillance proposal submitted and under consideration; targeting deployment in October 2019
	Norway Customer	North Sea	< 1.0	Decommissioning	Proposal for surveillance and well-head monitoring; not yet submitted
	Major O&G Equip. Manuf.	North Sea	TBD	Subsea Power	Proposal to power all-electric subsea equipment
	Major O&G Services Co.	North Sea	> 0.5	ROV Charging & Comms	Proposal submitted, waiting for commitment from end user
Defense & Security					
	U.S. Government	California	TBD	Offshore Communications Network	Cooperative R&D agreement leading to pilot with leading telco
	Island Nation	S.E. Asia	~ 2.0	Surveillance / Security	Surveillance for foreign government Coast Guard; initial pilot project
	Island Nation	Caribbean	TBD	Surveillance / Security	Surveillance for foreign government Coast Guard

Highlighted Partnerships

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Saab Seaeye https://www.saabseaeye.com/

World leader in electric underwater robots and wholly owned subsidiary of Saab with facilities in UK, Sweden and the USA. Over 80% of Saab Seaeye systems are exported to 25 countries around the globe.

Acteon Field Life Service https://acteon.com/

Part of Acteon Group and headquartered in Norwich, UK, they are a provider of global subsea services including marine, moorings, surveying, installation, asset integrity management, and well/facility decommissioning.

Modus Seabed Intervention https://www.modus-ltd.com/

Headquartered in Darlington, UK, they are a specialist global provider of modular subsea vehicles and managed services for inspection, intervention, trenching, survey and construction support.


OPT PB3 PowerBuoy®
Saab Seaeye
Sabertooth AUV
OPT Subsea Battery Solution
Saab Seaeye Docking Station

OPT – Saab Seaeye

Joint Development Scope:

- Standalone System Solution
- PowerBuoy®, Sabertooth, Docking Station, Subsea Batteries

Joint Actions completed:

- Concept development
- Cross-promotion of products

Next step:

- Identify funding partner for design-build-test of combined docking station solution

Keys Notes:

- ✓ **Will be the first autonomous vehicle system with power & comms from a buoy source**
- ✓ Modus and Eni have purchased Sabertooth AUVs

Current Customers

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Products

Eni

1. Greater than 1 MWh of energy generated over six months of error free operation
2. In person meetings with Eni executives
3. ***Evaluating additional opportunities***

Premier Oil

1. Customer acceptance test – End of May
2. Deployment scheduled for August (weather dependent)
3. ***Evaluating additional opportunities***

Services

US Navy - SBIR Phase 1

1. Key partnership with Lockheed Martin
2. Interim study report submitted and approved
3. ***Phase 2 determined as early as Fall 2019***

Large Gulf of Mexico O&G Operator

1. Study progressing
2. Critical to subsea monitoring business
3. ***Study to be completed mid-July***



Current Study:

Well Monitoring During Decommissioning

- Customer: Major Oil & Gas Operator
- Location: Gulf of Mexico - 3,000 ft. depth
- Application: Oil & Gas Decommissioning (well monitoring)
- Study examines the use of OPT products in monitoring subsea wells during decommissioning


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Thank You